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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                  May 13, 2002

                            ALLOS THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

                                    000-29815
                            (Commission File Number)

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
                   DELAWARE                                       54-1655029
(State or other jurisdiction of incorporation)        (I.R.S. Employer Identification No.)


                        11080 CIRCLEPOINT ROAD, SUITE 200
                           WESTMINSTER, COLORADO 80021
              (Address of principal executive offices and Zip Code)

                                 (303) 426-6262
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS.

In connection with Rule 10b5-1 under the Securities and Exchange Act of 1934, the board of directors of Allos Therapeutics, Inc. (the "Company") approved amendments to the Company's insider trading policy to permit its officers and directors to enter into written trading plans or arrangements for systematic trading in the Company's securities. The Company has been advised that on May 13, 2002, Dr. Donald J. Abraham, a member of the Company's board of directors, entered into a trading plan complying with Rule 10b5-1 and the Company's amended insider trading policy. The Company anticipates that, as permitted by Rule 10b5-1 and the Company's insider trading policy, some or all of its officers, directors and other insiders may establish trading plans at some date in the future.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  May 22, 2002



                                      ALLOS THERAPEUTICS, INC.

                                 By:  /s/ Daniel R. Hudspeth
                                      ------------------------------------------
                                      Daniel R. Hudspeth
                                 Its: Vice President of Finance, Chief Financial
                                      Officer, Treasurer and Secretary